U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2007

BRIDGETECH HOLDINGS INTERNTIONAL, INC.
 (Exact name of registrant as specified in charter)

Delaware	000-51697	20-1992090
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

402 West Broadway, 26th Floor, San Diego, California	92101
(Address of principal executive offices)	(Zip Code)

Issuer's telephone number, including area code:   (619) 564-7100

 (Former name or former address, if changed since last report)
Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas, Attorney at Law
1224 Washington Avenue
Miami Beach, Florida 33139

Telephone: 305.531.1174

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 11, 2007, John Relic resigned as President of Bridgetech Holdings International, Inc.  On October 24, 2007, the Board of Directors accepted his resignation.

Item 9.01. Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2007

BRIDGETECH HOLDINGS INTERNTIONAL, INC.

By:	/s/ Michael Chermack
Name: Michael Chermack
Title: Chief Executive Officer